--------------------------------------------------------------------------------
                                                   WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                              PARTNERS VALUE FUND

                               Q U A R T E R L Y

                                  R E P O R T

                               SEPTEMBER 30, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended September 30, 1997, calculated in accordance with SEC standardized formulas.

PERIOD ENDED DECEMBER 31,                     PARTNERS II      S&P 500
------------------------------------------  ---------------  -----------
1983 (7 Mos.)                                       9.9%           4.2%
1984                                               14.5            6.3
1985                                               40.7           31.7
1986                                               11.1           18.7
1987                                                4.3            5.3
1988                                               14.9           16.5
1989                                               20.3           31.6
1990                                               -6.3           -3.1
1991                                               28.1           30.2
1992                                               15.1            7.6
1993                                               23.0           10.1


                                            PARTNERS VALUE
                                            ---------------
1994                                               -9.0            1.3
1995                                               38.7           37.5
1996                                               19.2           22.9
1997 (9 Mos.)                                      29.9           29.6

Cumulative                                        840.7          826.6

Average Annual Compound Growth
  (Since inception June 1, 1983)                   16.9           16.8

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended September 30, 1997, was 38.7%, 21.3% and 15.4%, respectively. These returns assume redemption at the end of each period. Average annual total returns for the Predecessor Partnership and the Fund are calculated in accordance with SEC standardized formulas.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SEPTEMBER 30, 1997 - QUARTERLY REPORT

                                                                 October 5, 1997

Dear Fellow Shareholder:

      The 3rd quarter was another good one for Partners Value. Our total return (income plus appreciation, after deducting expenses) was +11.4%. This brings our gain for the first 9 months of 1997 to +29.9%. This compares to S&P 500 index returns of +7.5% for the quarter and +29.6% for the first 9 months of 1997.

      For a longer term perspective on performance, the table on page 2 shows annual total returns (after expenses) since inception in 1983.

PORTFOLIO REVIEW

      Our portfolio does not change much from quarter to quarter, so the reasons for the good 3rd quarter results will sound familiar:

(1) Cable television and cellular telephone companies account for approximately a third of our portfolio and both have been enjoying a period of rediscovery by Wall Street this year. The companies' business characteristics, asset values, and growth prospects have been good for years, but investor perceptions have improved dramatically this year and several of the stocks are up 50-75% from their lows.

(2) Banks and other financial service stocks have been strong for several years and they continued to contribute to our performance. In fact, several of these companies have become very popular, and I have sold the ones that seemed most expensive.

(3) Three of our companies, Salomon Brothers, Protection One and Katz Media, received takeover bids at premium prices. Losing a promising investment to an acquirer is a mixed blessing, but it usually offers the consolation of a short-term windfall.

(4) Two of our companies are using corporate restructurings to draw attention to undervalued assets. Telecommunications, Inc. has divided its businesses among five separately traded public entities, and the result has been a significantly higher aggregate stock value. Seafield Capital is a holding company which we bought at an average price of about $35 per share because it proposed to distribute securities with a value of about $50. We are in the final stages of the restructuring, and it appears that the value of the distributions will be closer to $75 per original Seafield share.

THE OUTLOOK FOR OUR PORTFOLIO -- PRICE VS. VALUE

      Value investing is about buying stocks for less than they are worth and selling them for full value, or with luck, for more than they are worth. Stock prices in general have risen sharply in recent years, and bargains are fewer and farther between. Certain categories of stocks seem to be particularly expensive, and there is a pervasive optimistic complacency among "investors" that makes me, and many clients, uneasy. In the context of this relatively expensive market, it is reasonable to ask, "Should I get out of the market altogether?" and "What is realistic to hope for from this portfolio?"

      Selling stocks when they are "high" and buying them back in when they are "low" is a great idea, except that, in my opinion, it cannot be done consistently and profitably. Getting the timing right is very difficult. There were very logical reasons to sell when the Dow reached 5000 -- or 6000 -- or 7000. Yet here we are at Dow 8000. Stock prices respond to cash flows into and out of the stock market that are absolutely unpredictable. Even if we could get the timing right, transaction costs, limited liquidity of many stocks, and (for some) tax considerations make market timing impractical.

      So, in spite of the fact that investment conditions are less than ideal, the reasons I feel very comfortable having over 80% of my liquid net worth invested in my firm's stock funds are:

(1) Stocks are not all alike, and while some are over-valued, others are under-valued. I believe that if we could own 100% of each of our companies at today's stock prices, we would have terrific investments over the next 5, 10, or 15 years;

(2) Some of our stocks have "defensive" characteristics, such as very high dividends, which may insulate them from general market trauma. For example, Redwood Trust is a mortgage real estate investment trust which owns a portfolio of high quality mortgages and passes through its earnings in the form of a dividend. Redwood sells at about $30, should pay a dividend of $2.70-3.00 in 1998 (9-10% yield), and the dividend is likely to grow at 10-20% per year. These stocks have the potential to earn very solid returns regardless of what the Dow or S&P do;

(3) Although our portfolio is allowed to be fully invested in stocks, we currently own U.S. Treasury securities and other bonds and preferred stocks equal to 10.8% of our fund's assets. Also, about 5% of our fund is invested in stocks (NHP and CommNet) which are in the final stages of being acquired. Assuming the transactions close, these holdings represent "cash equivalents." These "reserves" have not helped our performance in this period of double-digit returns, but they provide a hedge against a severe correction and they represent buying power for future opportunities.

      Stock investing is more art than science, and the timing of returns is unpredictable. It has been a long time since the general market declined by a significant amount, and a 20-30% "correction" would be perfectly normal. However, I feel very good about our companies, and I am optimistic about the long-term performance of our portfolio.

FAREWELL TO ERIC -- WELCOME TO MARY JEWELL

      Eric Ball joined us last year to help clients with their investment questions and financial planning. We and our clients enjoyed working with him. But Eric's first love is portfolio management, and this summer he received the offer he could not refuse. So, he has left us to help manage a private hedge fund, and we wish him the very best.

      In looking for a replacement for Eric, we asked lawyers, accountants, bankers, and clients for the names of the investment professionals they admired, trusted, and liked to work with. We talked to several people, none of whom were looking for a new job, and have hired Mary Jewell. Mary is a graduate of Creighton Law School, and comes to us after 12 years in the trust department of a major bank. She is available to talk to retirement plan participants or individual shareholders about personal financial planning, asset allocation, or any other questions you may have. Her job is to make your financial life easier, so please feel free to call her and introduce yourself. I think you will enjoy working with her.

                                                       Best regards,

                                                       /s/ WALLACE R. WEITZ

                                                       Wallace R. Weitz
                                                       President

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 89.8%
              BANKING -- 3.7%
      36,000  R&G Financial Corp. CL B                                           $    422,500      $    794,250
      14,000  Wells Fargo & Co.                                                     2,243,662         3,850,000
                                                                                 ------------      ------------
                                                                                    2,666,162         4,644,250
                                                                                 ------------      ------------
              CABLE TELEVISION -- 17.9%
      88,000  Adelphia Communications Corp. CL A*                                     741,762         1,067,000
     445,000  Century Communications Corp. CL A*                                    2,575,511         3,393,125
     275,000  Comcast Corp. Special CL A                                            3,889,525         7,081,250
      20,000  Comcast UK Cable Partners Limited CL A*                                 250,714           205,000
     217,581  Tele-Communications, Inc. CL A*                                       2,934,905         4,460,411
     268,000  U.S. West Media Group*                                                4,886,218         5,979,750
                                                                                 ------------      ------------
                                                                                   15,278,635        22,186,536
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 4.2%
      50,000  American Classic Voyages Co.*                                           489,375           875,000
       6,650  Lady Baltimore Foods, Inc.                                              212,725           330,837
     110,000  Protection One, Inc.*                                                   936,773         2,014,375
      80,000  Seafield Capital Corp.                                                2,315,440         2,000,000
                                                                                 ------------      ------------
                                                                                    3,954,313         5,220,212
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 5.5%
      60,000  Federal Home Loan Mortgage Corp.                                        170,785         2,115,000
      50,000  Federal National Mortgage Association                                   951,913         2,350,000
      15,000  Student Loan Marketing Association                                      519,965         2,317,500
                                                                                 ------------      ------------
                                                                                    1,642,663         6,782,500
                                                                                 ------------      ------------
              FINANCIAL SERVICES -- 7.5%
       8,000  American Capital Strategies, Ltd.*                                      120,000           160,000
      45,000  American Express, Co.                                                 1,347,134         3,684,375
          70  Berkshire Hathaway, Inc.*                                                91,818         3,136,000
      40,000  Capital One Financial Corp.                                             926,068         1,827,500
      10,000  Imperial Credit Industries, Inc.*                                       137,500           265,000
      20,000  PS Group, Inc.*                                                         151,200           271,250
                                                                                 ------------      ------------
                                                                                    2,773,720         9,344,125
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 2.3%
      48,000  BRC Holdings, Inc.*                                                     626,796         1,836,000
     175,000  Intelligent Systems Corp.*                                              164,183         1,028,125
                                                                                 ------------      ------------
                                                                                      790,979         2,864,125
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              MEDIA AND ENTERTAINMENT -- 14.2%
       3,000  Chris-Craft Industries, Inc.*                                      $    122,481      $    158,062
      23,000  Daily Journal Corp.*                                                    231,501         1,052,250
      45,000  TCI Satellite Entertainment CL A*                                       518,911           340,312
     255,000  Tele-Communications Liberty Media CL A*                               4,208,193         7,634,063
     124,419  Tele-Communications TCI-Ventures Grp A*                               1,678,265         2,566,142
      20,000  Time Warner, Inc.                                                       411,635         1,083,750
     125,000  Valassis Communications, Inc.*                                        1,785,240         3,984,375
      10,000  Walt Disney Co.                                                         549,374           806,875
                                                                                 ------------      ------------
                                                                                    9,505,600        17,625,829
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 5.1%
     100,000  Countrywide Credit Industries, Inc.                                   1,546,954         3,643,750
      50,000  Long Beach Financial Corp.*                                             325,000           678,125
      10,000  New Century Financial Corp.*                                            110,000           170,625
     144,450  Resource Bancshares Mtg. Grp., Inc.                                   1,550,365         1,886,878
                                                                                 ------------      ------------
                                                                                    3,532,319         6,379,378
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 7.3%
      45,000  Catellus Development Corp.*                                             257,950           933,750
      30,000  Forest City Enterprises, Inc. CL A                                      671,825         1,725,000
     170,000  NHP, Inc.*                                                            2,482,685         4,802,500
      80,000  Presley Companies CL A*                                                 115,000            70,000
      29,000  SLH Corp.*                                                              185,117         1,529,750
                                                                                 ------------      ------------
                                                                                    3,712,577         9,061,000
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 7.6%
      50,000  Hanover Capital Mortgage***                                             750,000           856,250
      65,000  NovaStar Financial, Inc.**                                              975,000           975,000
     249,006  Redwood Trust, Inc.                                                   5,650,570         7,563,557
                                                                                 ------------      ------------
                                                                                    7,375,570         9,394,807
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 14.4%
     250,000  360 Communications Co.*                                               5,108,520         5,218,750
      80,000  Airtouch Communications, Inc.*                                        2,232,273         2,835,000
     260,000  Centennial Cellular Corp. CL A*                                       3,653,156         4,452,500
      33,500  CommNet Cellular, Inc.*                                                 907,488         1,174,594
     140,000  Corecomm, Inc.*                                                       3,245,245         2,310,000
      40,000  Telephone and Data Systems, Inc.                                      1,455,575         1,797,500
                                                                                 ------------      ------------
                                                                                   16,602,257        17,788,344
                                                                                 ------------      ------------
              OTHER -- 0.1%
       8,300  ONI International, Inc.*                                                 70,100             2,075
                                                                                 ------------      ------------
              Total Common Stocks                                                  67,904,895       111,293,181
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

     FACE
    AMOUNT                                                                           COST             VALUE
  ----------                                                                     ------------      ------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 4.5%
  $2,000,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                            $  2,000,000      $  2,031,875
   1,000,000  Federal Natl Mtg. Assn. 7.54% 6/04/04                                 1,004,522         1,006,875
   2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                 2,503,210         2,523,047
                                                                                 ------------      ------------
              Total U.S. Government and Agency Securities                           5,507,732         5,561,797
                                                                                 ------------      ------------
              SHORT-TERM SECURITIES -- 6.3%
   5,903,857  Norwest U.S. Government Money Market Fund                             5,903,857         5,903,857
   2,000,000  U.S. Treasury Bill 1/08/98                                            1,971,840         1,972,167
                                                                                 ------------      ------------
                                                                                    7,875,697         7,876,024
                                                                                 ------------      ------------
              Total Investments in Securities                                    $ 81,288,324       124,731,002
                                                                                 ------------      ------------
                                                                                 ------------
              Securities Sold Short -- (3.1%)                                                        (3,844,263)
              Other Assets Less Liabilities -- 2.5%                                                   3,085,526
                                                                                                   ------------
              Total Net Assets -- 100%                                                             $123,972,265
                                                                                                   ------------
                                                                                                   ------------
              Net Asset Value Per Share                                                            $     14.273
                                                                                                   ------------
                                                                                                   ------------


    SHARES
   OR UNITS                                                                        PROCEEDS           VALUE
  ----------                                                                     ------------      ------------
              SECURITIES SOLD SHORT
     106,600  Apartment Investment & Management Co.+                             $  3,359,874      $  3,844,263
                                                                                 ------------      ------------
                                                                                 ------------      ------------

+A company named Aimco is scheduled to acquire NHP, Inc. ("NHP") in the 4th quarter of 1997. As part of the acquisition, NHP shareholders are expected to receive approximately .75 share of Apartment Investment & Management Co. ("AIV") for each share of NHP. AIV has been sold short in anticipation of receipt of AIV shares in exchange for NHP shares currently owned by Partners Value Fund. *Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.
***One unit consists of one share of common stock and one stock purchase warrant.